UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 2, 2015

ELIZABETH ARDEN, INC.

(Exact name of registrant as specified in its charter)

Florida	1-6370	59-0914138

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 S.W. 145 Avenue, Miramar, Florida	33027

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(954) 364-6900

____________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e) Compensatory Arrangements of Certain Officers

          At the 2015 annual meeting of shareholders of Elizabeth Arden, Inc. (the "Company"), held on December 2, 2015, the shareholders approved an amendment to the Elizabeth Arden 2010 Stock Award and Incentive Plan (the "Plan") to increase by 3,000,000 the aggregate number of shares of the Company's Common Stock, $.01 par value ("Common Stock") available for issuance under the Plan.

Item 5.07 Submission of Matters to a Vote of Security Holders.

          The Company held its annual meeting of shareholders (the "Annual Meeting") on December 2, 2015. Four proposals were submitted to and voted upon by the holders of the Company's (i) Common Stock and (ii) Series A Serial Preferred Stock, $.01 par value ("Preferred Stock"). The proposals are described in detail in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 23, 2015. There were 29,262,768 shares of Common Stock and 50,000 shares of Preferred Stock represented at the Annual Meeting, in person or by proxy, which represented 97.97% of the combined voting power of the Common Stock and Preferred Stock entitled to vote at the Annual Meeting. Holders of Common Stock were entitled to one vote per share held as of the close of business on October 8, 2015 (the "Record Date") and holders of Preferred Stock were entitled to 49 votes for each share held on the Record Date. The following is a summary of the final voting results for each matter presented:

1.

The vote on the election of directors to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified or until their earlier death, resignation, retirement, disqualification or removal, was as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes

E. Scott Beattie	28,991,363	303,693	4,337	2,413,375
Fred Berens	28,936,348	358,680	4,365	2,413,375
Maura J. Clark	29,022,407	273,125	3,862	2,413,374
Edward D. Shirley	28,853,823	441,133	4,437	2,413,375
William M. Tatham	28,966,612	328,316	4,465	2,413,375

2.	The vote on the approval, on an advisory basis, of the compensation of the Company's named executive officers, as disclosed in the Proxy Statement, was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

17,439,719	11,854,196	5,479	2,413,374

3.	The vote on the approval of the amendment to the Elizabeth Arden, Inc. 2010 Stock Award and Incentive Plan was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

25,575,095	3,717,242	7,057	2,413,374

4.	The vote on the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ending June 30, 2016, was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

31,646,136	63,743	2,888	-0-

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Exhibit

10.1

The Elizabeth Arden, Inc. 2010 Stock Award and Incentive Plan, as amended and restated (incorporated herein by reference to Exhibit 10.1 filed as part of the Company's Form S-8, Registration No. 333-208304, dated December 2, 2015 (Commission File No. 1-6370)).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELIZABETH ARDEN, INC.

Date: December 4, 2015	/s/ Oscar E. Marina

Oscar E. Marina Executive Vice President, General Counsel and Secretary